EXHIBIT 99.1

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:		CHAPTER 11 (BUSINESS)
Aura Systems, Inc.
2355 Alaska Avenue		Case Number:	LA 05-24550-SB
El Segundo, CA 90245		Operating Report Number:
	Debtor(s).	For the Month Ending:	30-Sep-05

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			1,212,011.05

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL			1,095,830.16
ACCOUNT REPORTS

3. BEGINNING BALANCE:			116,180.89

4. RECEIPTS DURING CURRENT PERIOD:
Accounts Receivable - Post-filing		99,065.51
Accounts Receivable - Pre-filing		82,477.66
General Sales
Other (Specify)	Trans from DIP Tax A/C	41,123.00
Other (Specify)	Aries Group Note Payable	400,000.00
Other (Specify)	AFLAC Ins Refund	328.96
**Other (Specify)	Cobra Refund	1,639.90

TOTAL RECEIPTS THIS PERIOD:			624,635.03

5. BALANCE:			740,815.92

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
Transfers to Other DIP Accounts (from page 2)		139,191.25
Disbursements (from page 2)		355,914.87

TOTAL DISBURSEMENTS THIS PERIOD:***			495,106.12

7. ENDING BALANCE:			245,709.80

8. General Account Number(s):		#3226077

Depository Name & Location:		City National Bank
		Los Angeles Airport Office
		6033 West Century Blvd.
		Los Angeles, CA 90045

*	All receipts must be deposited into the general account.
**
Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.

***	This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
9/7/05	001189	TERENCE ULINSKI	Raw Materials		-4,510.00	(4,510.00)
9/7/05	001242	AAA COPY SYSTEMS, INC.	Equipment Lease		308.51	308.51
9/7/05	001243	GRAINGER, INC.	Raw Materials		357.18	357.18
9/7/05	001245	INTERLAND, INC.	Utilities		24.90	24.90
9/7/05	001246	MAIN ELECTRIC SUPPLY CO.	Raw Materials		25.20	25.20
9/7/05	001247	NATE'S INDUSTRIAL TOOLS	Raw Materials		91.46	91.46
9/7/05	001248	RND ENTERPRISES	Raw Materials		792.00	792.00
9/7/05	001249	SECURITY SIGNAL DEVICES, INC.	Utilities		252.60	252.60
9/7/05	001250	TECH CRAFT, INC.	Raw Materials		16,306.50	16,306.50
9/7/05	001251	THE STILLEY CONSULTING AND ADV	Lobbyist		2,000.00	2,000.00
9/7/05	001252	AFLAC	Insurance		822.40	822.40
9/7/05	001255	JOE LAM	Raw Materials		208.00	208.00
9/7/05	001256	TERENCE ULINSKI	Raw Materials		4,510.00	4,510.00
9/7/05	001263	DHL WORLDWIDE EXPRESS	Freight		3,639.17	3,639.17
9/7/05	001264	JOE LAM	Raw Materials		764.67	764.67
9/7/05	001265	RAMIRO PEREZ	Building Maintenance		1,150.00	1,150.00
9/7/05	001266	QUALTECH BACKPLANE, INC.	Raw Materials		1,362.50	1,362.50
9/7/05	001267	SOUTHERN CALIFORNIA GAS CO.	Utilities		400.76	400.76
9/7/05	001268	MARK STOPHER	Insurance-Flex Reimbursement		788.02	788.02
9/7/05	001269	TOTAL CONCEPT SALES, INC.	Office Supplies		123.09	123.09
9/9/05	001273	FIRST INSURANCE FUNDING CORP.	D&O Insurance		54,523.38	54,523.38
9/9/05	001274	RONALD M. DORFMAN	Legal		25,000.00	25,000.00
9/12/05	001275	RAMP ENGINEERING, INC.	Raw Materials		5,970.00	5,970.00
9/14/05	001276	CONTEXT ENGINEERING COMPANY	Raw Materials		2,936.00	2,936.00
9/14/05	001278	EDDINGS BROS. AUTO PARTS	Raw Materials		822.44	822.44
9/14/05	001279	ENERTRON	Raw Materials		3,250.00	3,250.00
9/14/05	001280	KAMA INTERCONNECT, INC.	Raw Materials		1,196.50	1,196.50
9/14/05	001281	NEEDA PARTS MANUFACTURING	Raw Materials		63.60	63.60
9/14/05	001282	UMPCO INC.	Raw Materials		198.59	198.59
9/14/05	001283	WEST COAST MARINE ELECTRIC	Raw Materials		95.90	95.90
9/14/05	001284	BRACKETRY SYSTEMS	Raw Materials		350.00	350.00
9/14/05	001286	EDDINGS BROS. AUTO PARTS	Raw Materials		1,354.74	1,354.74
9/14/05	001287	HVAC MECHANICAL, INC.	Building Maintenance		262.00	262.00
9/14/05	001288	JOE LAM	Raw Materials		519.58	519.58
9/14/05	001289	ALLIED WASTE SERVICES	Utilities		485.44	485.44
9/14/05	001290	AT&T WIRELESS SERVICES	Utilities		1,380.03	1,380.03
9/14/05	001291	A.T.&T.	Utilities		224.96	224.96
9/14/05	001292	DHL WORLDWIDE EXPRESS	Freight		2,303.21	2,303.21
9/14/05	001293	DIGI-KEY CORPORATION	Raw Materials		126.00	126.00
9/14/05	001295	THE HARTFORD	Insurance-Workers' Comp		352.25	352.25
9/14/05	001296	RAINDANCE COMMUNICATIONS, INC.	Utilities		103.14	103.14
9/14/05	001297	SOUTHERN CA EDISON COMPANY	Utilities		2,015.15	2,015.15
9/14/05	001298	THYSSEN KRUPP ELEVATOR CO.	Utilities		827.30	827.30
9/14/05	001299	JOHN BAGLEY	Consultant		2,572.50	2,572.50
9/14/05	001300	TERRY FREELAND	Payroll		1,142.69	1,142.69
9/14/05	001301	STEPHEN HARA	Consultant		350.00	350.00
9/14/05	001302	JOE LAM	Consultant		6,436.00	6,436.00
9/14/05	001304	RICHARD ULINSKI	Consultant		2,000.00	2,000.00
9/14/05	001305	LEVYING OFFICER	Payroll		185.00	185.00
9/14/05	001306	PATRICK FLEISHAUER	Travel		3,466.07	3,466.07
9/14/05	001307	JOE LAM	Travel		876.52	876.52
9/14/05	001308	DONALD LOVE	Employee Expenses		262.26	262.26
9/14/05	001309	MARK STOPHER	Travel		3,203.09	3,203.09
9/14/05	001310	RAYMOND YU	Travel		348.32	348.32
9/14/05	001311	BLAKELEY SOKOLOFF TAYLOR	Legal-Patent		3,500.00	3,500.00
9/14/05	001312	RONALD M. DORFMAN	Legal		5,000.00	5,000.00
9/14/05	001313	LOEB & LOEB	Legal		8,000.00	8,000.00
9/14/05	001314	MCDERMOTT WILL & EMERY LLP	Legal		5,000.00	5,000.00
9/15/05	001315	ARTHUR J. GALLAGHER COMPANY	Insurance-Commercial		17,577.00	17,577.00
9/20/05	001316	AT&T (LOCAL SERVICE)	Utilities		609.90	609.90
9/20/05	001317	DUNCAN BOLT	Raw Materials		700.13	700.13
9/20/05	001318	GRAINGER, INC.	Raw Materials		127.63	127.63
9/20/05	001319	JOE LAM	Raw Materials		132.93	132.93
9/20/05	001320	NATE'S INDUSTRIAL TOOLS	Raw Materials		160.75	160.75
9/20/05	001321	PITNEY BOWES CREDIT CORP.	Equipment Lease		421.96	421.96
9/20/05	001322	VICTORY PAPER & PACKAGING CO.	Raw Materials		861.13	861.13
9/20/05	001323	CITY OF EL SEGUNDO (WATER)	Utilities		422.12	422.12
9/20/05	001324	JOE LAM	Raw Materials		832.40	832.40
9/20/05	001325	SCHAEVITZ SENSORS	Raw Materials		2,429.90	2,429.90
9/20/05	001326	UNDERWRITERS LAB. INC.	Mfg. Other		2,062.57	2,062.57
9/20/05	001327	AETNA (HMO)	Health Insurance		11,335.61	11,335.61
9/20/05	001328	AETNA (LIFE&LTD)	Health Insurance		722.39	722.39
9/20/05	001329	AETNA (PPO&DENTAL)	Health Insurance		3,563.35	3,563.35
9/20/05	001330	JOE LAM	Raw Materials		117.76	117.76
9/20/05	001331	STATE COMP. INSURANCE FUND	Insurance-Workers' Comp		5,021.41	5,021.41
9/20/05	001332	VINTAGE FILINGS, LLC.	SEC Public Filings		991.00	991.00
9/20/05	001333	DUNCAN BOLT	Raw Materials		342.10	342.10
9/20/05	001334	KAMA INTERCONNECT, INC.	Raw Materials		741.00	741.00
9/20/05	001335	JOE LAM	Raw Materials		123.86	123.86
9/20/05	001336	*CASH*	Mfg. Other		229.70	229.70
9/20/05	001337	CONEXIS	Health Insurance		40.00	40.00
9/28/05	001338	AFLAC	Insurance-Other		164.48	164.48
9/28/05	001339	JOHN BAGLEY	Consultant		2,765.00	2,765.00
9/28/05	001341	FLEX ONE	Insurance-Other		25.00	25.00
9/28/05	001342	STEPHEN HARA	Consultant		425.00	425.00
9/28/05	001343	JOE LAM	Consultant		6,436.00	6,436.00
9/28/05	001346	LEVYING OFFICER	Payroll		185.00	185.00
9/28/05	001347	SOUTHERN CALIFORNIA GAS CO.	Utilities		31.10	31.10
9/28/05	001348	*CASH*	Mfg. Other		253.65	253.65
9/28/05	001349	EDDINGS BROS. AUTO PARTS	Raw Materials		105.00	105.00
9/28/05	001350	KHALIQ RAHMAN	Consulting		1,080.00	1,080.00
9/28/05	001353	VINTAGE FILINGS, LLC.	SEC Public Filings		519.00	519.00
9/28/05	001354	ULINE	Raw Materials		258.91	258.91
9/28/05	001355	TERENCE ULINSKI	Raw Materials		451.00	451.00
9/28/05	001356	JOE LAM	Employee Expenses		964.21	964.21
9/28/05	001357	JOE LAM	Raw Materials		313.94	313.94
9/28/05	001358	ROBERT MARTIN	Employee Expenses		35.25	35.25
9/28/05	001359	RAYMOND YU	Employee Expenses		841.57	841.57
9/2/05		ADP	Payroll Taxes		18,376.42	18,376.42
9/2/05		Nova Systems	Credit Card Processing Fees		432.94	432.94
9/2/05		CNB Aura DIP Payroll Account	Transfer Funds to P/R Account	45,589.35	0.00	45,589.35
9/6/05		ADP	Payroll Processing Fees		260.08	260.08
9/8/05		GMAC Commercial Mtg.	Mortgage Payment		41,122.86	41,122.86
9/12/05		Levene, Neale, Bender	Legal Retainer		35,000.00	35,000.00
9/15/05		CNB Aura DIP Payroll Account	Transfer Funds to P/R Account	45,850.61	0.00	45,850.61
9/16/05		ADP	Payroll Taxes		17,546.59	17,546.59
9/16/05		ADP	Payroll Processing Fees		258.63	258.63
9/23/05		Trans to Operation Account CNB 03226344	Transfer Funds to Operations	513.30	0.00	513.30
9/28/05		ADP	Payroll Taxes		2,312.02	2,312.02
9/30/05		CNB Aura DIP Payroll Account	Transfer Funds to P/R Account	47,237.99	0.00	47,237.99
9/30/05		CNB	LC Amendment Fee		65.00	65.00
TOTAL DISBURSMENTS THIS PERIOD				139,191.25	355,914.87	495,106.12

GENERAL ACCOUNT
BANK RECONCILIATION

	Bank statement Date:	9/30/2005	Balance on Statement:	273,482.20

Plus deposits in transit (a):
		Deposit Date	Deposit Amount
			$0.00

TOTAL DEPOSITS IN TRANSIT				0.00

Less Outstanding Checks (a):
	Check Number	Check Date	Check Amount
	001099	8/10/05	135.00
	001142	8/17/05	4,212.00
	001168	8/17/05	647.37
	001218	8/31/05	25.13
	001229	8/31/05	63.50
	001276	9/14/05	2,936.00
	001279	9/14/05	3,250.00
	001280	9/14/05	1,196.50
	001281	9/14/05	63.60
	001320	9/20/05	160.75
	001334	9/20/05	741.00
	001338	9/28/05	164.48
	001339	9/28/05	2,765.00
	001341	9/28/05	25.00
	001342	9/28/05	425.00
	001343	9/28/05	6,436.00
	001346	9/28/05	185.00
	001347	9/28/05	31.10
	001349	9/28/05	105.00
	001350	9/28/05	1,080.00
	001353	9/28/05	519.00
	001355	9/28/05	451.00
	001356	9/28/05	964.21
	001357	9/28/05	313.94
	001358	9/28/05	35.25
	001359	9/28/05	841.57
TOTAL OUTSTANDING CHECKS:				27,772.40
Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:				$245,709.80

*	It is acceptable to replace this form with a similar form
**	Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS
B. (PAYROLL ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS		303,959.18

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS		282,582.35

3. BEGINNING BALANCE:		21,376.83

4. RECEIPTS DURING CURRENT PERIOD: (Transferred from General Account)		138,677.95

5. BALANCE:		160,054.78

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
TOTAL DISBURSEMENTS THIS PERIOD:***		140,251.51

7. ENDING BALANCE:		19,803.27

8. PAYROLL Account Number(s):	#3226085

Depository Name & Location:	City National Bank
	Los Angeles Airport Office
	6033 West Century Blvd.
	Los Angeles, CA 90045

TOTAL DISBURSEMENTS FROM PAYROLL ACCOUNT FOR CURRENT PERIOD

Dat mm/dd/yyyy	Check Number	Payee	Purpose	Amount
9/2/2005	Check #000083	Yedidia Cohen	Pay Period Ending 8/28/05	1,573.56
9/2/2005	Check #500260	Raymond Yu	Pay Period Ending 8/28/05	5,656.09
9/2/2005	Check #500261	Sandra Ferro	Pay Period Ending 8/28/05	2,833.29
9/2/2005	Check #500262	Melinda S. Mason	Pay Period Ending 8/28/05	1,731.34
9/2/2005	Check #500263	Robert Baghramian	Pay Period Ending 8/28/05	1,270.56
9/2/2005	Check #500264	Robert L. Martin	Pay Period Ending 8/28/05	1,311.64
9/2/2005	Check #500265	Ronald J. Goldstein	Pay Period Ending 8/28/05	2,680.05
9/2/2005	Check #500266	Royal D. Brand	Pay Period Ending 8/28/05	1,372.12
9/2/2005	Check #500267	Patrick Fleishauer	Pay Period Ending 8/28/05	1,667.39
9/2/2005	Check #500268	Alexander P. Kolb	Pay Period Ending 8/28/05	1,098.25
9/2/2005	Check #500269	Mark A. Stopher	Pay Period Ending 8/28/05	1,623.09
9/2/2005	Check #500270	Kizzy S. Wilder	Pay Period Ending 8/28/05	1,443.41
9/2/2005	Check #500271	Yedidia Cohen	Pay Period Ending 8/28/05	3,392.73
9/2/2005	Check #500272	Ebanjelina Corrales	Pay Period Ending 8/28/05	731.20
9/2/2005	Check #500273	John G. Hecker	Pay Period Ending 8/28/05	1,240.54
9/2/2005	Check #500274	Martha Lomeli	Pay Period Ending 8/28/05	693.37
9/2/2005	Check #500275	Donald R. Love	Pay Period Ending 8/28/05	1,335.43
9/2/2005	Check #500276	Pablo Ortiz	Pay Period Ending 8/28/05	854.73
9/2/2005	Check #500277	Christian Tauber-Grecul	Pay Period Ending 8/28/05	1,770.02
9/2/2005	Check #500278	Teresa B. Yu	Pay Period Ending 8/28/05	1,316.51
9/2/2005	Check #500279	Terry Lance Freeland	Pay Period Ending 8/28/05	1,195.44
9/2/2005	Check #500280	Hugo Garcia	Pay Period Ending 8/28/05	1,024.47
9/2/2005	Check #500281	Jorge B. Martinez	Pay Period Ending 8/28/05	1,013.78
9/2/2005	Check #500282	Jesse Salazar	Pay Period Ending 8/28/05	966.80
9/2/2005	Check #500283	Tony J. Wilson	Pay Period Ending 8/28/05	1,242.73
9/2/2005	Check #500284	Jeffrey Cortez	Pay Period Ending 8/28/05	844.64
9/2/2005	Check #500285	John Phalen	Pay Period Ending 8/28/05	1,723.37
9/2/2005	Check #500286	Aurelio Vasquez	Pay Period Ending 8/28/05	876.32
9/2/2005	Check #500259	MG Trust	401(k) Pay Period Ending 8/28/05	2,680.04
9/16/2005	Check #500288	Raymond Yu	Pay Period Ending 9/11/05	5,656.19
9/16/2005	Check #500289	Sandra Ferro	Pay Period Ending 9/11/05	2,869.23
9/16/2005	Check #500290	Melinda S. Mason	Pay Period Ending 9/11/05	1,732.23
9/16/2005	Check #500291	Robert Baghramian	Pay Period Ending 9/11/05	1,272.19
9/16/2005	Check #500292	Robert L. Martin	Pay Period Ending 9/11/05	1,311.64
9/16/2005	Check #500293	Ronald J. Goldstein	Pay Period Ending 9/11/05	2,842.48
9/16/2005	Check #500294	Royal D. Brand	Pay Period Ending 9/11/05	1,374.62
9/16/2005	Check #500295	Patrick Fleishauer	Pay Period Ending 9/11/05	1,667.78
9/16/2005	Check #500296	Alexander P. Kolb	Pay Period Ending 9/11/05	1,099.13
9/16/2005	Check #500297	Mark A. Stopher	Pay Period Ending 9/11/05	1,623.43
9/16/2005	Check #500298	Kizzy S. Wilder	Pay Period Ending 9/11/05	1,443.64
9/16/2005	Check #500299	Yedidia Cohen	Pay Period Ending 9/11/05	3,398.92
9/16/2005	Check #500300	Ebanjelina Corrales	Pay Period Ending 9/11/05	731.21
9/16/2005	Check #500301	John G. Hecker	Pay Period Ending 9/11/05	1,242.16
9/16/2005	Check #500302	Martha Lomeli	Pay Period Ending 9/11/05	756.59
9/16/2005	Check #500303	Donald R. Love	Pay Period Ending 9/11/05	1,399.50
9/16/2005	Check #500304	Pablo Ortiz	Pay Period Ending 9/11/05	854.72
9/16/2005	Check #500305	Christian Tauber-Grecul	Pay Period Ending 9/11/05	1,770.59
9/16/2005	Check #500306	Teresa B. Yu	Pay Period Ending 9/11/05	1,319.01
9/16/2005	Check #500307	Terry Lance Freeland	Pay Period Ending 9/11/05	1,195.44
9/16/2005	Check #500308	Hugo Garcia	Pay Period Ending 9/11/05	1,024.47
9/16/2005	Check #500309	Jorge B. Martinez	Pay Period Ending 9/11/05	1,013.80
9/16/2005	Check #500310	Jesse Salazar	Pay Period Ending 9/11/05	966.79
9/16/2005	Check #500311	Tony J. Wilson	Pay Period Ending 9/11/05	1,242.74
9/16/2005	Check #500312	Jeffrey Cortez	Pay Period Ending 9/11/05	760.12
9/16/2005	Check #500313	John Phalen	Pay Period Ending 9/11/05	1,723.74
9/16/2005	Check #500314	Arelio Vasquez	Pay Period Ending 9/11/05	876.29
9/16/2005	Check #500287	MG Trust	410(k) Pay Period Ending 9/11/05	2,681.96
9/30/2005	Check #500316	Raymond Yu	Pay Period Ending 9/25/05	5,656.19
9/30/2005	Check #500317	Sandra Ferro	Pay Period Ending 9/25/05	2,883.78
9/30/2005	Check #500318	Melinda S. Mason	Pay Period Ending 9/25/05	1,732.20
9/30/2005	Check #500319	Robert Baghramian	Pay Period Ending 9/25/05	1,272.21
9/30/2005	Check #500320	Robert L. Martin	Pay Period Ending 9/25/05	1,311.64
9/30/2005	Check #500321	Ronald J. Goldstein	Pay Period Ending 9/25/05	2,952.37
9/30/2005	Check #500322	Royal D. Brand	Pay Period Ending 9/25/05	1,374.62
9/30/2005	Check #500323	Patrick Fleishauer	Pay Period Ending 9/25/05	1,667.77
9/30/2005	Check #500324	Alexander P. Kolb	Pay Period Ending 9/25/05	1,099.12
9/30/2005	Check #500325	Mark A. Stopher	Pay Period Ending 9/25/05	2,297.13
9/30/2005	Check #500326	Kizzy S. Wilder	Pay Period Ending 9/25/05	1,625.73
9/30/2005	Check #500327	Yedidia Cohen	Pay Period Ending 9/25/05	3,423.31
9/30/2005	Check #500328	Ebanjelina Corrales	Pay Period Ending 9/25/05	731.20
9/30/2005	Check #500329	John G. Hecker	Pay Period Ending 9/25/05	1,242.18
9/30/2005	Check #500330	Martha Lomeli	Pay Period Ending 9/25/05	693.37
9/30/2005	Check #500331	Donald R. Love	Pay Period Ending 9/25/05	1,378.15
9/30/2005	Check #500332	Pablo Ortiz	Pay Period Ending 9/25/05	1,070.59
9/30/2005	Check #500333	Christian Tauber-Grecul	Pay Period Ending 9/25/05	1,770.60
9/30/2005	Check #500334	Teresa B. Yu	Pay Period Ending 9/25/05	1,319.04
9/30/2005	Check #500335	Terry Lance Freeland	Pay Period Ending 9/25/05	1,195.44
9/30/2005	Check #500336	Hugo Garcia	Pay Period Ending 9/25/05	1,024.47
9/30/2005	Check #500337	Jorge B. Martinez	Pay Period Ending 9/25/05	1,045.13
9/30/2005	Check #500338	Jesse Salazar	Pay Period Ending 9/25/05	966.81
9/30/2005	Check #500339	Tony J. Wilson	Pay Period Ending 9/25/05	1,242.72
9/30/2005	Check #500340	Jeffrey Cortez	Pay Period Ending 9/25/05	844.62
9/30/2005	Check #500341	John Phalen	Pay Period Ending 9/25/05	1,723.75
9/30/2005	Check #500342	Aurelio Vasquez	Pay Period Ending 9/25/05	876.32
9/30/2005	Check #500315	MG Trust	401(k) Pay Period Ending 9/25/05	2,817.53
TOTAL DISBURSMENTS THIS PERIOD				140,251.51

PAYROLL ACCOUNT
BANK RECONCILIATION

	Bank statement Date:	9/30/2005	Balance on Statement:	$66,159.87

Plus deposits in transit (a):
		Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT				0.00

Less Outstanding Checks (a):
	Check Number	Check Date	Check Amount
	Check #000083	9/2/2005	1,573.56
	Check #500316	9/30/2005	5,656.19
	Check #500317	9/30/2005	2,883.78
	Check #500318	9/30/2005	1,732.20
	Check #500319	9/30/2005	1,272.21
	Check #500320	9/30/2005	1,311.64
	Check #500321	9/30/2005	2,952.37
	Check #500322	9/30/2005	1,374.62
	Check #500323	9/30/2005	1,667.77
	Check #500324	9/30/2005	1,099.12
	Check #500325	9/30/2005	2,297.13
	Check #500326	9/30/2005	1,625.73
	Check #500327	9/30/2005	3,423.31
	Check #500329	9/30/2005	1,242.18
	Check #500330	9/30/2005	693.37
	Check #500331	9/30/2005	1,378.15
	Check #500332	9/30/2005	1,070.59
	Check #500333	9/30/2005	1,770.60
	Check #500334	9/30/2005	1,319.04
	Check #500335	9/30/2005	1,195.44
	Check #500336	9/30/2005	1,024.47
	Check #500337	9/30/2005	1,045.13
	Check #500338	9/30/2005	966.81
	Check #500339	9/30/2005	1,242.72
	Check #500340	9/30/2005	844.62
	Check #500342	9/30/2005	876.32
	Check #500315	9/30/2005	2,817.53
TOTAL OUTSTANDING CHECKS:				46,356.60

Bank statement Adjustments:				0.00
Explanation of Adjustments-

ADJUSTED BANK BALANCE:				$19,803.27

*	It is acceptable to replace this form with a similar form
**	Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS
C. (TAX ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS	113,652.78

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX ACCOUNT REPORTS	41,122.00

3. BEGINNING BALANCE:	72530.78

4. RECEIPTS DURING CURRENT PERIOD:	0.00
Refund of funds previously levied from Aura Systems

5. BALANCE:	72,530.78

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:***	41,123.00

7. ENDING BALANCE:	31,407.78

8. TAX Account Number(s):	#3226093

Depository Name & Location:	City National Bank
Los Angeles Airport Office
6033 West Century Blvd.
Los Angeles, CA 90045

NOTES;
Tax Account was NOT in use - ADP requires that we send a wire to them - this is being done out of the General Account to save transaction fees. We used this account for the segregated funds pertaining to the levy and the Minority Shareholders request that these funds be used for the mortgage payments on the building owned by Aura Realty, Inc.

TOTAL DISBURSEMENTS FROM TAX ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount Transfered	Amount Disbursed	Amount
9/7/2005		Aura DIP General A/C	Transfer funds to general account	41,123.00		41,123.00

TOTAL DISBURSEMENTS THIS PERIOD:				41,123.00	0.00	41,123.00

TAX ACCOUNT
BANK RECONCILIATION

	Bank statement Date:	9/30/2005	Balance on Statement:	$31,407.78

Plus deposits in transit (a):
		Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT				0.00

Less Outstanding Checks (a):
	Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:				0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:				$31,407.78

NOTES;
Tax Account was NOT in use - ADP requires that we send a Wire to them - this is being done out of the General Account to save transaction fees. We used this account for the Segregated funds pertaining to the Levy and the Minority Share holders request that these funds be used for the Lease Pmts of the building.

I. CASH RECEIPTS AND DISBURSEMENTS
D. (OPERATIONS ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS	1,310.90

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX	200.16
ACCOUNT REPORTS

3. BEGINNING BALANCE:	1110.74

4. RECEIPTS DURING CURRENT PERIOD:	513.30
(Transferred from General Account)

5. BALANCE:	1,624.04

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:***	1,148.01

7. ENDING BALANCE:	476.03

8. Operations Account Number(s):	#3226344

Depository Name & Location:	City National Bank
Los Angeles Airport Office
6033 West Century Blvd.
Los Angeles, CA 90045

NOTES;
New Account set-up to support the day to day operations team with COD deliveries and variances of checks written due to Freight charges or small amounts for Raw Materials outside of check runs.

TOTAL DISBURSEMENTS FROM OPERATIONS ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount Transfered	Amount Disbursed	Amount
9/1/2005	001004	MID-POINT BEARING, INC.	Freight		15.15	15.15
9/1/2005	001005	DUNCAN BOLT	Raw Materials		25.20	25.20
9/7/2005	001006	DUNCAN BOLT	Raw Materials		36.00	36.00
9/8/2005	001007	BOLT PRODUCTS INC.	Raw Materials		21.31	21.31
9/9/2005	001008	COLEEN BROOKS	Hazardous Waste Testing		250.00	250.00
9/9/2005	001009	PARA TECH COATING, INC.	Freight		20.34	20.34
9/9/2005	001010	PARA TECH COATING, INC.	Raw Materials		88.60	88.60
9/15/2005	001011	NEEDA PARTS MANUFACTURING	Freight		11.89	11.89
9/15/2005	001012	J&K CONNECTORS	Raw Materials		147.77	147.77
9/22/2005	001013	DIGI-KEY CORPORATION	Freight		7.78	7.78
9/23/2005	001014	A-PLUS FASTENERS & SUPPLY	Raw Materials		127.00	127.00
9/26/2005	001015	DICK'S ELECTRIC MOTOR SERVICE	Raw Materials		123.00	123.00
9/28/2005	001016	DIGI-KEY CORPORATION	Raw Materials		57.99	57.99
9/28/2005	001017	CONTEXT ENGINEERING COMPANY	Freight		29.71	29.71
9/28/2005	001018	EDDINGS BROS. AUTO PARTS	Raw Materials		7.27	7.27
9/29/2005	001019	T T I	Raw Materials		179.00	179.00
TOTAL DISBURSEMENTS THIS PERIOD:				0.00	1,148.01	1,148.01

NOTES:

OPERATIONS ACCOUNT
BANK RECONCILIATION

	Bank statement Date:	9/30/2005	Balance on Statement:	$1,138.80

Plus deposits in transit (a):
		Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT				0.00

Less Outstanding Checks (a):
	Check Number	Check Date	Check Amount
	001008	9/9/2005	250.00
	001011	9/15/2005	11.89
	001013	9/22/2005	7.78
	001014	9/23/2005	127.00
	001016	9/28/2005	57.99
	001017	9/28/2005	29.71
	001019	9/29/2005	179.00
TOTAL OUTSTANDING CHECKS:				663.37

Bank statement Adjustments:				$0.60
Explanation of Adjustments-	Bank Miscoding Check #001018

ADJUSTED BANK BALANCE:				$476.03

NOTES:
*	It is acceptable to replace this form with a similar form
**	Please attach a detailed explanation of any bank statement adjustment

I. D SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:
(Provide a copy of monthly account statements for each of the below)

	General Account:	245,709.80
	Payroll Account:	19,803.27
	Tax Account:	31,407.78
	Operations Account:	476.03
*Other Accounts:

*Other Monies:
	**Petty Cash (from below):	0.00

TOTAL CASH AVAILABLE:			297,396.88

Petty Cash Transactions:

Date	Purpose	Amount

TOTAL PETTY CASH TRANSACTIONS:			0.00

*	Specify the Type of holding (e.g. CD, Savings Account, Investment Security), and the depository name, location & account#
**	Attach Exhibit Itemizing all petty cash transactions

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS
AND OTHER PARTIES TO EXECUTORY CONTRACTS

Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due

Cap Mark / (Bldg Lease)	MO	$41,122.00	2	$54,810.80

AAA Copy Systems	MO	$308.51	2	$617.02

Pitney Bowes Credit	MO	$119.16	0	$–

TOTAL DUE:				55,427.82

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:

		Gross Sales Subject to Sales Tax:		(755.58)
		Total Wages Paid:		122,069.22

		Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
	Federal Withholding	7,258.30	0.00
	State Withholding	2,791.92	0.00
	FICA- Employer's Share	5,395.79	0.00
	FICA- Employee's Share	3,629.15	0.00
	Federal Unemployment	0.00	0.00
	Sales and Use	161.73	0.00
	Real Property	0.00	0.00
Other:
	TOTAL:	19,236.89	0.00

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	*Accounts Payable	Accounts Receivable
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	85,529.18	0.00	276,001.04
31 - 60 days	49,206.94	0.00	33,709.81
61 - 90 days	(15,963.15)	0.00	6,093.97
91 - 120 days	43,236.01	12,821.43	13,691.10
Over 120 days		123,699.41
TOTAL:	162,008.98	136,520.84	329,495.92

V. INSURANCE COVERAGE

		Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
	General Liability	Hartford Fire Insurance	2 Mil	9/15/2006	See Below	(1)
	Worker's Compensation - CA	State Comp Ins Fund	1 Mil	4/15/2006	53,557.56
	Worker's Comp - Outside CA	The Hartford	1 Mil	4/15/2006	–
	Commercial & Other Property	Hartford Fire Insurance	10.6 Mil	9/16/2005	See Below	(1)
	Vehicle	Hartford Fire Insurance	1 Mil	9/15/2006	See Below	(1)
Others:	D&O	XL Insurance America	5 Mil	8/8/2006	54,423.38
	Crime	Hartford Fire Insurance	150,000	9/15/2006	See Below	(1)
	Boiler and Machinery	Hartford Fire Insurance	12.5 Mil	9/15/2006	17,577.00	(1)
	Umbrella

(1)	First Financing Pmt for the identifed Insurance Policies

VI. UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
	0.00	0.00		0.00	0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
		0.00		0.00	0.00

*
Post-Petition Accounts Payable SHOULD NOT include professionals' fees and expenses which have been incurred but not yet awarded by the court. Post-Petition Accounts Payable SHOULD include professionals' fees and expenses authorized by Court Order but which remain unpaid as of the close of the period report

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	*Authorized Gross Compensation	Gross Compensation Paid During the Month
Raymond Yu	6/24/2005		16,153.86
Sandra Ferro	6/24/2005		9,692.30

VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Description	Amount Paid During the Month
Raymond Yu	6/24/2005	Travel & Expense Reimbursement	1,189.89

*	Please indicate how compensation was identified in the order (e.g. $1,000/week, $2,500/month)

IX. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)

		9/30/2005
	Current Month	Cumulative Post-Petition
Sales/Revenue:
Gross Sales/Revenue	325,519	547,517
Less: Returns/Discounts	(3,249)	(5,021)
Net Sales/Revenue	322,270	542,497

Cost of Goods Sold:
Beginning Inventory at cost	8,743,069	8,738,663
Purchases	44,489	229,234
Less: Ending Inventory at cost	8,678,444	8,678,444
Cost of Goods Sold (COGS)	109,114	289,453

Gross Profit	213,156	253,044

Other Operating Income (Itemize)

Operating Expenses:
Payroll - Insiders	25,846	50,462
Payroll - Other Employees	109,498	348,478
Payroll Taxes	10,622	29,829
Other Taxes (Itemize)	2,703	8,133
Depreciation and Amortization	10,974	36,827
Rent Expense - Real Property	68,444	219,021
Lease Expense - Personal Property	1,039	1,790
Insurance	57,454	196,260
Real Property Taxes
Telephone and Utilities	4,502	21,085
Repairs and Maintenance	2,457	6,411
Travel and Entertainment (Itemize)	8,087	21,504
Miscellaneous Operating Expenses (Itemize)	52,580	55,316
Total Operating Expenses	354,207	995,118

Net Gain/(Loss) from Operations	(141,051)	(742,074)

Non-Operating Income:
Interest Income	31,583	103,172
Net Gain on Sale of Assets (Itemize)	0	0
Other (Itemize)
Total Non-Operating income	31,583	103,172

Non-Operating Expenses:
Interest Expense	152,322	389,805
Legal and Professional (Itemize)	139,369	586,424
Other (Itemize)
Total Non-Operating Expenses	291,691	976,229

NET INCOME/(LOSS)	(401,159)	(1,615,131)

(Attach exhibit listing all itemizations required above)

Other Taxes
Tax - Property	841	2,792
Tax & License	1,862	5,341
Total Other Taxes	2,703	8,133

Travel & Entertainment
Travel Manufacturing	4,350	9,565
Travel G&A	3,737	11,824
Client Entertainment	0	116
Total Travel & Entertainment	8,087	21,504

Miscellaneous Operating Expenses
Cost of Sales Std	(40,228)	(132,808)
COGS Samples/Demos	0	0
COGS Evaluation	0	846
COGS Replacement	15,954	31,154
COGS Field Service	561	1,610
COGS Product Exchange	1,311	3,388
COGS Returns/Allowances	0	0
Purchase Price Var...	170	242
Std. Cost Variance...	5,987	12,254
Manuf Clearing.INDUS.	28,070	13,226
Freight In ..........	653	951
Set Up/Rush Charges	260	335
Scrap (Obsolete).....	0	4,182
Physical Inv. Adj....	0	(718)
Rework	900	900
Part Number Changes..	0	(730)
Temporary..	0	0
Consultants	3,455	6,140
401K Employer Match..	352	1,093
Employee Business Exp.	420	1,599
Service Tech Supplies	0	0
Manufacturing Supplies	0	407
Shop Supplies	1,935	13,384
Packaging Supplies	1,066	1,066
Postage..	29	187
R&M Automobile	0	1,373
Other/Misc. Expense	2,392	2,680
Printing/Copying	25	25
Sustaining Engineering	1,043	2,813
Work Ctr Applied IndS	(0)	(5)
Commissions Employee	1,364	1,854
Consultant	20,210	68,478
401K Employer Match	298	945
Employee Welfare	0	494
Janitorial Sup & Serv	0	0
Supplies - Office	0	161
Supplies - Computer	0	630
Postage	0	200
Online Services	250	975
Bank Charges	1,017	3,855
Other O/S Svcs	0	250
Public Company Expens	1,510	3,191
Research & Development - JC	0	281
Commission - Rep	0	986
Selling	16	28
Warranty/Customer Repair	1,570	3,405
Freight Out	4,412	10,355
Freight Collected	(2,446)	(6,464)
Marketing	25	100
Total Miscellaneous Operating Expenses	52,580	55,316

Legal and Professional
Other Prof Expense	0	2,000
Audit & Accounting	13,000	41,600
Legal Compliance	126,369	542,824
Total Legal and Professional	139,369	586,424

X. BALANCE SHEET
(ACCRUAL BASIS ONLY)

		9/30/2005
ASSETS	Current Month End
Current Assets:
Unrestricted Cash	330,175
Restricted Cash	1,269
Accounts Receivable	466,051
Inventory	6,729,100
Notes Receivable	0
Prepaid Expenses	403,457
Other (Itemize)	4,030,752
Total Current Assets		11,960,804

Property, Plant, and Equipment	4,238,241
Accumulated Depreciation/Depletion	(4,130,145)
Net Property, Plant, and Equipment		108,096

Other Assets (Net of Amortization):
Due from Insiders
Other (Itemize)	6,443,304
Total Other Assets		6,443,304

TOTAL ASSETS		18,512,204

LIABILITIES
Post-petition Liabilities:
Accounts Payable	162,009
Taxes Payable	19,782
Notes Payable	1,566,667
Professional fees	283,633
Secured Debt
Other (Itemize)	350,964
Total Post-petition Liabilities		2,383,055

Pre-petition Liabilities:
Secured Liabilities	7,920,313
Priority Liabilities	54,481
Unsecured Liabilities	7,567,410
Other (Itemize)
Total Pre-petition Liabilities		15,542,204

TOTAL LIABILITIES		17,925,259

EQUITY:
Pre-petition Owners’ Equity	2,202,077
Post-petition Profit/(Loss)	(1,615,131)
Direct Charges to Equity
TOTAL EQUITY		586,946

TOTAL LIABILITIES & EQUITY		18,512,204

Other Current Assets
Investor Receivable	3,945,372
Vendor Advance - Current Asset	18,843
Deposits	64,037
Employee Advance	2,500

Total Other Current Assets	4,030,752

Other Assets (Net of Amortization)
Patents	1,228,061
Amort Patents	(798,364)
Patents In Progress	76,472
Long Term Deposits	486,106
Long Term Investments	286,061
Investment in Subs	5,156,386
Suspense	8,583
Total Other Assets (Net of Amortization)	6,443,304

Other Post-Petition Liabilities
Accrued Interest	221,516
Accrued Payables	98,498
Accrued Payroll	30,950
Total Other Post-Petition Liabilities	350,964

XI. QUESTIONNAIRE
AURA SYSTEMS, INC.
CHAPTER 11 BANKRUPTCY CASE NO. LA-05-24550-SB

30-Sep-05

		No	Yes
1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If "Yes", explain below:	X

		No	Yes
2.
Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If "Yes", explain below:
X

3.	State what progress was made during the reporting period toward filing a plan of reorganization Negotiation with DIP lenders regarding exit strategy
Finalization of Reorganization in processes to be submitted to the court October 3, 2005

4.	Describe potential future developments which may have a significant impact on the case:
Increase in sales; DIP financing milestones met and additional funds received and exit financing

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.
None

		No	Yes
6.	Did you receive any exempt income this month, which is not set forth in the operating report? If "Yes", please set forth the amounts and sources of the income below.	X

I,	Sandra Ferro

declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

Date	Principal for debtor-in-possession